Exhibit 99

Follow-on Offering of Common Shares $40,000,000 September 2009 Ticker: EGBN www.eaglebankcorp.com

Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. Free Writing Prospectus Statement The Company has filed a registration statement (including a prospectus and a related prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Sandler O’Neill & Partners, L.P. toll free at (866) 805-4128.

Offering Terms Issuer: Eagle Bancorp, Inc. Type of Offering: Follow-on Public Offering Type of Security: Common Stock Ticker Symbol: EGBN Exchange: The NASDAQ Capital Market Gross Proceeds: $40.0 Million Over-Allotment Option: 15% Use of Proceeds: General corporate purposes, including continued organic growth and potential acquisitions; repayment of debt (including subordinated debt held by insiders); no present intention to immediately redeem TARP preferred stock and warrant Sole Manager: Sandler O'Neill + Partners, L.P.

History of Growth Founding members had extensive banking experience Raised $16.5 million in initial subscription offering - 1997* Commenced operations with three Maryland branches - July, 1998 Second subscription offering raised $30 million - 2003* Fidelity & Trust Financial Corporation (“F&T”) acquisition completed - August 31, 2008 Private placement of $12.15 million of subordinated debt - August, 2008 $38.2 million of TARP Preferred Stock - December, 2008 *1997 and 2003 subscription offerings were over subscribed

Summary Statistics – June 30, 2009 Note: Data at June 30, 2009 unless otherwise noted.

Company Overview Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in Bethesda, Maryland $1.6 billion in assets, focused on Washington, DC Metro Area with 13 branches Commercially oriented business model with deep relationships on loan and deposit side of balance sheet 3rd largest Maryland bank headquartered and operating in Maryland Expanded franchise in 2008 through acquisition of F&T Positioned as an alternative solution between small community banks and regional / money center banks Growth oriented culture based on sales and service Provides customers with immediate access to senior management/decision-makers with local market knowledge Largest in deposit market share in Washington, DC (proper) of any locally-based bank, and 6th largest locally-based bank in the Metro Area Quickly becoming the leading community bank in the Washington, DC Metro Area Note: Financial data at June 30, 2009; deposit market share data as of June 30, 2008, adjusted for all M&A activity through August 26, 2009

EagleBank Locations Bethesda Tysons Corner Montgomery County Prince George’s County Alexandria Arlington Fairfax County Loudoun County Washington, DC

Experienced Senior Management Team

Why Invest in EGBN? Driven by Profitability Superior Net Interest Margin Emphasis on Core Deposits and Deep Relationship Banking Strong Organic Growth Geographic Market Positioning Experienced and Dedicated Board and Management Team Exceptional Asset Quality Record Conservative Securities Portfolio Proven Ability to Execute Acquisitions

Proven Acquisition Capabilities Evaluated many acquisition opportunities in 11 year history and only pursued one transaction – F&T Acquisition of F&T completed on August 31, 2008 System conversion successfully completed one week after close Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers Contributions from key F&T employees have been meaningful to relationship growth Adopted best practices of both companies

Key Financial Attributes (1) See appendix at page 36 for a reconciliation of these non –GAAP financial measures Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware. Source: SNL Financial EGBN Peers Growth Rates (CAGR 2000 - June 30, 2009): Loan Growth 32.81% 14.88% Deposit Growth 29.81% 11.36% EPS Growth 13.57% (26.97%) Tangible Book Value Per Share Growth 13.02% 3.52% Key Ratios (at or for the quarter ended June 30, 2009): Net Interest Margin 3.91% 3.58% NPAs + 90 Days Past Due/Total Assets 2.14% 2.13% Allowance Loan Losses/Gross Loans 1.50% 1.30% Tangible Common Equity/Tangible Assets¹ 6.58% 6.66%

Consistent Balance Sheet Growth EGBN CAGR 31.5% Peer CAGR: 15.1%¹ EGBN CAGR 24.7% (Excluding F&T Acquisition) (1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware, less the following given these peers had not reported all shown total asset data points: The Bancorp, Inc., Burke & Herbert Bank & Trust Company, Community Bankers Trust Corporation, Carter Bank & Trust Source: SNL Financial $1,590 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 Millions of Dollars 00Q1 00Q3 01Q1 01Q3 02Q1 02Q3 03Q1 03Q3 04Q1 04Q3 05Q1 05Q3 06Q1 06Q3 07Q1 07Q3 08Q1 08Q3 09Q1 Total Assets

Net Income EGBN Net Income CAGR: 38.9% Peer CAGR: 0.3%¹ $2,651 EGBN Net Income Available to Common CAGR: 35.2% (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware, less the following given these peers had not reported all shown net income available to common data points: The Bancorp, Inc., Burke & Herbert Bank & Trust Company, Community Bankers Trust Corporation, Carter Bank & Trust Source: SNL Financial $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Thousands of Dollars 00Q1 00Q3 01Q1 01Q3 02Q1 02Q3 03Q1 03Q3 04Q1 04Q3 05Q1 05Q3 06Q1 06Q3 07Q1 07Q3 08Q1 08Q3 09Q1 Net Income Available to Common TARP Dividend

Pre-Tax, Pre-Provision Income (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware, less the following given these peers had not reported all shown pre-tax pre-provision net revenue data points: The Bancorp, Inc., Burke & Herbert Bank & Trust Company, Community Bankers Trust Corporation, Carter Bank & Trust Source: SNL Financial Peer CAGR: 12.0%¹ EGBN CAGR: 39.0% $5,261 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Millions of Dollars 00Q1 00Q3 01Q1 01Q3 02Q1 02Q3 03Q1 03Q3 04Q1 04Q3 05Q1 05Q3 06Q1 06Q3 07Q1 07Q3 08Q1 08Q3 09Q1 Quarterly Pre-Tax Pre-Provision Net Revenue

Loan Portfolio Composition Loan Portfolio by Type Loan Portfolio by Location Total Gross Loans: $1.3 Billion Note: At June 30, 2009 Prince William 2.7% Other U.S. 3.3% Other VA 3.1% Alexandria 1.4% Loudoun 1.5% Montgomery 27.9% Arlington 0.8% Fairfax 8.6% Washington, DC 32.8% Other MD 9.2% Prince George's 8.7% Other Consumer 0.6% Residential Mortgage 0.7% Construction 14.6% Land 6.4% Home Equity 6.5% Commercial and Industrial 24.2% Owner Occupied CRE 14.5% Income Producing CRE 32.6%

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands)

Counties	C&I	Commercial Real Estate: Owner Occupied	Commercial Real Estate: Income Producing	Land	Construction	Residential Mortgage	Home Equity	Other Consumer	Total	% of Total
MARYLAND										
Montgomery	$117,683	$57,664	$91,368	$8,102	$26,452	$1,703	$57,972	$4,999	$365,942	27.9%
Prince George's	17,688	20,518	58,826	12,077	2,927	364	2,253	208	114,861	8.7%
Other	18,547	14,019	51,847	9,046	20,637	1,511	3,501	138	119,246	9.1%
WASHINGTON, DC										
Washington, DC	$85,931	$62,233	$139,435	$21,895	$108,061	$1,375	$11,628	$547	$431,105	32.8%
VIRGINIA										
Arlington	$3,415	$0	$5,769	$0	$420	$446	$1,011	$40	$11,101	0.8%
Alexandria	4,194	8,906	2,519	0	0	1,313	1,185	232	18,349	1.4%
Fairfax	$46,514	$10,897	$38,729	$4,314	$7,254	$302	$4,011	$1,478	$113,499	8.6%
Loudoun	5,250	381	9,757	0	2,341	337	1,230	0	19,296	1.5%
Prince William	3,118	5,683	5,266	9,513	10,405	554	379	34	34,952	2.7%
Other	1,700	5,377	11,301	17,111	4,698	272	771	65	41,295	3.1%
Other U.S.	$13,617	$5,358	$12,805	$1,409	$8,452	$501	$1,395	$211	$43,748	3.3%
Total	$317,657	$191,036	$427,622	$83,467	$191,646	$8,678	$85,336	$7,952	$1,313,394	100.0%

- Concentration in quality markets: Washington, DC and Montgomery County, Fairfax County
- Low levels of exposure to markets hit hardest by real estate downturn

Note: At June 30, 2009

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16 Detail of Loan Portfolio Note: At June 30, 2009 Construction Loans by Type Income Producing CRE by Type Total: $191.6 Million Total: $427.6 Million

Credit Quality 30-89 day delinquencies experience significant improvement NPAs declined by 32% from March 31, 2009 to June 30, 2009 Cumulative loss on CRE portfolio since inception = $695,000 (Dollars Values in Thousands) As of 03/31/08 06/30/08 09/30/08 12/31/08 03/31/09 06/30/09 30-89 Days Past Due $2,401 $1,987 $7,909 $14,123 $19,740 $7,762 Nonperforming Assets: 90 or More Days Past Due 0 0 248 0 10,909 0 Nonaccrual 11,711 11,554 20,749 25,457 35,585 30,993 Total Nonperforming Loans (NPLs) $11,711 $11,554 $20,997 $25,457 $46,494 $30,993 Other Real Estate Owned (OREO) — — 65 909 3,289 3,081 Total Nonperforming Assets $11,711 $11,554 $21,062 $26,366 $49,783 $34,074 NPAs + 90 Days Past Due/Assets 1.30% 1.26% 1.45% 1.76% 3.33% 2.14% Reserves $8,733 $9,154 $17,119 $18,403 $19,051 $19,650 Reserves/Loans 1.15% 1.15% 1.46% 1.45% 1.50% 1.50% Reserves/NPLs 75% 79% 82% 72% 41% 63% Charge-Offs (Quarterly) NCOs/Average Loans 0.01% 0.20% 0.23% 0.05% 0.29% 0.35%

Commercial focus drives growth of Non-Interest Bearing Demand accounts Taking market share from regional/super-regional banks, but demanding relationship pricing Quickly becoming the leading community bank in Washington DC Metro Area Deposit Composition Brokered CDs 9.7% CDARs 5.6% CDs, Less than $100,000 8.9% CDs, $100,000 or More 22.8% Savings and Money Market 30.0% Interest Bearing Transaction 4.5% Noninterest Bearing 18.5%  (Dollar Values in Thousands) June 30, 2009 As % of Deposit Type Deposits Deposits $231,171 55,624 375,007 284,595 111,050 70,196 120,587 Total Deposits $1,248,230 100.0%

Superior Relationships/Net Interest Margin Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware. Source: SNL Financial F&T closed August 31, 2008 Repriced $104 million of F&T CDs in 2009

Market Information –Washington, DC Metropolitan Statistical Area Population 6.3 Million 4th largest market in the U.S. Employment 2.9 Million Average annual job creation is 43,000 Highest in net new job growth in the U.S. over last decade Washington DC Metro area is the No. 2 hub for the fastest growing private companies in U.S. (according to Inc. Magazine’s Inc. 5000 list) Gross Regional Product (GRP) $454 Billion Federal Government Spending is 33.3% of GRP 3.7% CAGR in GRP over last decade Source: Greater Washington Initiative 2009 Regional Report

Greater Washington Economy 2009 Note: Other includes Health/Education, Media Source: George Mason University, Center for Regional Analysis Total Federal Spending of 33.3% Other 7.0% Associations 2.2% Hospitality 2.0% International 4.8% Other Federal 15.2% Federal Procurement 18.1% Local Business 38.9% Non-Local Business 11.8%

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA
Data Adjusted for all Pending and Completed Mergers as of 8/26/2009
(Dollars Values in Thousands)

				Headquarters		Branches in	Deposit Market Share June 30, 2008	
Rank	**Local Rank**	**Ticker**	**Company Name**	**City**	**State**	**List**	**Balance**	**%**
1	1	COF	Capital One Financial Corp.	McLean	VA	247	$25,171,163	22.85
2		WFC	Wells Fargo & Co.	San Francisco	CA	245	18,899,883	17.15
3		BAC	Bank of America Corp.	Charlotte	NC	205	14,525,625	13.18
4		STI	SunTrust Banks Inc.	Atlanta	GA	263	11,247,400	10.21
5		BBT	BB&T Corp.	Winston-Salem	NC	209	9,525,864	8.65
6		PNC	PNC Financial Services Group	Pittsburgh	PA	155	4,870,430	4.42
7		C	Citigroup Inc.	New York	NY	43	4,235,913	3.84
8		MTB	M&T Bank Corp.	Buffalo	NY	156	2,724,244	2.47
9	2	VCBI	Virginia Commerce Bancorp Inc.	Arlington	VA	26	2,046,404	1.86
10		UBSI	United Bankshares Inc.	Charleston	WV	59	2,036,803	1.85
11	3	SASR	Sandy Spring Bancorp Inc.	Olney	MD	31	1,747,826	1.59
12			HSBC Holdings plc	London		10	1,587,834	1.44
13	4	BHRB	Burke & Herbert Bank & Trust	Alexandria	VA	20	1,194,302	1.08
14	5	CFNL	Cardinal Financial Corp.	McLean	VA	25	1,079,408	0.98
15	**6**	**EGBN**	**Eagle Bancorp Inc**	**Bethesda**	**MD**	**13**	**1,066,994**	**0.97**
16		TD	Toronto-Dominion Bank	Toronto		25	627,807	0.57
17	7	MBRG	Middleburg Financial Corp.	Middleburg	VA	8	615,144	0.56
18	8		Presidential Holdings Inc.	Bethesda	MD	9	486,294	0.44
19	9	ANCX	Access National Corp.	Reston	VA	5	449,397	0.41
20	10	ABVA	Alliance Bankshares Corp.	Chantilly	VA	7	426,724	0.39
21		FULT	Fulton Financial Corp.	Lancaster	PA	13	416,003	0.38
22	11	ABKH	American Bank Holdings Inc.	Greenbelt	MD	7	291,491	0.26
23		PFBI	Premier Financial Bancorp Inc.	Huntington	WV	7	291,268	0.26
24	12	IBWC	IBW Financial Corp.	Washington	DC	10	245,787	0.22
25	13		OBA Bancorp MHC	Germantown	MD	5	218,893	0.20
			All Others			152	4,148,780	3.77
				TOTAL		**1,955**	**$110,177,681**	**100.00**

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: SNL Securities

22

Pro Forma Capital Ratios (1) See appendix at page 36 for a reconciliation of these non –GAAP financial measures Note: Assumes net proceeds of $37.474 million that are invested in short term investments with a 20% risk weighting

Looking Ahead Focus on organic growth Take advantage of dislocation in market Increase Northern Virginia footprint Focus on relationships to increase deposit penetration Profitability Continued focus on Net Interest Margin Diligent expense control to improve Efficiency Ratio Lower effective tax rate Will redeem $2.85 million of subordinated debt Intend to repay TARP ($38.2 million) as economy stabilizes Potential acquisitions Continued emphasis on credit quality

Appendices

Loan Portfolio Trends Acquisition of F&T closed August 31, 2008 Focus on reducing construction as a percentage of the overall portfolio Continue to effort to grow core C&I lending effort Grow core CRE if LTVs, yields and deposits are attractive vs. historical levels (1) Annualized growth based on growth from September 30, 2008 to June 30, 2009, annualized Data for June 30, 2008 does not include the acquisition of F&T which closed August 31, 2008 (Dollar Values in Thousands) (Before Acquisition) (After Acquisition) Annualized June 30, 2008 September 30, 2008 June 30, 2009 Growth As %of As %of As %of Since Loan Portfolio Balance Loans Balance Loans Balance Loans 09/30/08 Commercial and Industrial $161,047 20.3% $302,534 25.8% $317,657 24.2% 6.7% Commercial Real Estate: Owner Occupied 128,287 16.1% 169,733 14.5% 191,036 14.5% 16.7% Income Producing 267,195 33.6% 329,179 28.1% 427,622 32.6% 39.9% Land 49,988 6.3% 76,402 6.5% 83,467 6.4% 12.3% Construction 119,691 15.1% 197,407 16.9% 191,646 14.6% (3.9%) Residential Mortgage 2,022 0.3% 10,000 0.9% 8,678 0.7% (17.6%) Home Equity 59,636 7.5% 76,374 6.5% 85,336 6.5% 15.6% Other Consumer 7,236 0.9% 8,954 0.8% 7,952 0.6% (14.9%) Gross Loans $795,102 100.0% $1,170,583 100.0% $1,313,394 100.0% 16.3%

Loan Portfolio by Risk Rating Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly 9999 - Loss 0.0% 9000 - Doubtful 0.1% 8000 - Substandard 3.6% 7000 - Special Mention 1.5% 6000 - Watch 1.1% 5000 - Acceptable with Risk 14.1% 4000 - Acceptable 33.1% 3000 - Good 36.7% 2000 - Excellent 9.9% 1000 - Prime 0.1%  (Dollar Values in Thousands) June 30, 2009 As % of Risk Ratings Balance Loans 1000 - Prime $1,229 0.1% 2000 - Excellent 129,538 9.9% 3000 - Good 481,498 36.7% 4000 - Acceptable 434,188 33.1% 5000 - Acceptable with Risk 184,940 14.1% 6000 - Watch 14,091 1.1% 7000 - Special Mention 19,367 1.5% 8000 - Substandard 47,283 3.6% 9000 - Doubtful 1,260 0.1% 9999 - Loss 0 0.0% Gross Loans $1,313,394 100.0%

Commercial focus drives growth of Non-interest Bearing Demand accounts Taking market share from regional/super-regional banks, but demanding relationship pricing Quickly becoming the leading community bank in DC Metro Area Deposit Composition(1) Annualized growth based on growth from September 30, 2008 to June 30, 2009, annualized Data for June 30, 2008 does not include the acquisition of F&T which closed August 31, 2008 (Dollar Values in Thousands) (Before Acquisition) (After Acquisition)   Annualized June 30, 2008 September 30, 2008 June 30, 2009 Growth As % of  As % of  As % of Since Deposit Type Balance Deposits Balance Deposits Deposits Deposits 09/30/08 Noninterest Bearing $143,335 20.5% $214,160 18.8% $231,171 18.5% 10.6% Interest Bearing Transaction 55,017 7.9% 62,177 5.5% 55,624 4.5% (14.1%) Savings and Money Market 187,275 26.8% 281,215 24.7% 375,007 30.0% 44.5% CDs, $100,000 or More 171,127 24.5% 275,296 24.2% 284,595 22.8% 4.5% CDs, Less than $100,000 76,514 11.0% 145,253 12.8% 111,050 8.9% (31.4%) CDARs 15,148 2.2% 33,949 3.0% 70,196 5.6% 142.4% Brokered CDs 50,026 7.2% 125,317 11.0% 120,587 9.7% (5.0%) Total Deposits $698,441 100.0% $1,137,367 100.0% $1,248,230 100.0% 13.0%

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
June 30, 2009					
US Treasury Securities	$0	$0	$0	$0	0.00%
US Government Agency Securities	15,722	322	19	16,025	8.94%
Mortgage Backed Securites - GSEs	128,813	2,388	334	130,867	73.24%
Municipal Bonds	20,895	0	474	20,421	11.88%
Federal Reserve and FHLB Stock	10,045	0	0	10,045	5.71%
Other Equity Investments	396	0	44	352	0.23%
Total Securities	$175,871	$2,710	$871	$177,710	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2008					
US Treasury Securities	$44,991	$0	$86	$44,905	21.13%
US Government Agency Securities	76,075	1,004	16	77,063	35.73%
Mortgage Backed Securites - GSEs	77,593	936	61	78,468	36.45%
Municipal Bonds	5,062	0	387	4,675	2.38%
Federal Reserve and FHLB Stock	7,771	0	0	7,771	3.65%
Other Equity Investments	1,396	0	363	1,033	0.66%
Total Securities	$212,888	$1,940	$913	$213,915	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
June 30, 2008					
US Treasury Securities	$0	$0	$0	$0	0.00%
US Government Agency Securities	42,173	559	0	42,732	53.20%
Mortgage Backed Securites - GSEs	25,026	98	101	25,023	31.57%
Municipal Bonds	5,063	0	203	4,860	6.39%
Federal Reserve and FHLB Stock	5,726	0	0	5,726	7.22%
Other Equity Investments	1,278	6	40	1,244	1.61%
Total Securities	$79,266	$663	$344	$79,585	100.00%

- Portfolio has $1.8 million of net unrealized gains at June 30, 2009
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.6 years

Note: Total securities at 9/30/08 includes $99 million acquired from F&T

29

Fidelity & Trust Acquisition Strategic Matters: Strong cultural match Both institutions were growth oriented Both institutions were “high touch” Both institutions were “well connected” to community Financial Matters: Stock-for-stock transaction - 1,638,031 shares issued Acquisition cost - $13.1 million Business Matters: Additional six banking offices in Maryland, Washington, DC and Tysons Corner 79 additional employees Total assets acquired: $471 million Total loans acquired: $361 million Total securities acquired: $ 99 million Total deposits acquired: $385 million Note: F&T balance sheet data at August 31, 2008.

Experienced Management Team Ronald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank.  Since June 2006, he has served as Chief Executive Officer of the Bank.   Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate development and management activities. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995.  Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity & Trust Bank (“F&T Bank”), Mr. Pincus served as Chairman of F&T Bank from 2005.  He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002.  From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C.  From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank.  From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc. Mr. Flynn has been with EagleBank for 6 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 37 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia and the Maryland Banking School. Thomas D. Murphy, President, EagleBank-Maryland Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 11 years and has served as President – Maryland Division of the Bank since June 2006. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer fro m December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 34 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce. Barry C. Watkins, President, EagleBank-Washington, DC and Virginia Prior to joining EagleBank in August 2008, Mr. Watkins served as President and Chief Executive Officer of F&T Bank since April 2004. He has over 18 years experience in the banking industry in the greater Washington area. Prior to joining F&T Bank, Mr. Watkins was a Senior Vice President and City Executive for BB&T, D.C. Metro Region. Mr. Watkins was also previously with Franklin National Bank, which was acquired by BB&T in 1998.

Experienced Management Team Susan G. Riel, EVP, Chief Operating Officer of EagleBank Ms. Riel, Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer, previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 29 years of experience in the commercial banking industry. Martha Foulon-Tonat, EVP, Chief Lending Officer Ms. Foulon-Tonat is one of the founding officers and has been with EagleBank for 11 years. She previously served at Allegiance Bank from January 1990 to December 1997. She was Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank, Ms. Foulon-Tonat served at various commercial banks in the area. She has over 25 years of experience in the commercial banking industry. James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Langmead, Senior Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore. Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past six years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Historical Balance Sheet

(Dollars Values in Thousands)

	December 31,									June 30,
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Assets										
Cash and Equivalents	$11,168	$6,644	$27,700	$29,435	$55,729	$33,996	$33,832	$20,142	$29,837	$57,657
Securities Available for Sale	32,398	39,439	70,675	82,581	64,098	68,050	91,140	87,117	169,079	177,710
Total Cash and Securities	43,566	46,083	98,375	112,016	119,827	102,046	124,972	107,259	198,916	235,367
Gross Loans HFI	117,718	182,256	236,860	317,533	415,509	549,212	625,773	716,677	1,265,640	1,313,394
Loan Loss Reserves	1,142	2,111	2,766	3,680	4,240	5,985	7,373	8,037	18,403	19,650
Loans Held for Sale	0	5,673	5,546	3,649	2,208	2,924	2,157	2,177	2,718	10,502
Total Net Loans	116,576	185,818	239,640	317,502	413,477	546,151	620,557	710,817	1,249,955	1,304,246
Other Real Estate Owned	0	0	0	0	0	0	0	0	909	3,081
Total Intangibles	0	0	0	0	0	0	0	0	2,348	4,230
Total Servicing Rights	0	0	0	0	0	168	255	236	185	162
Other Assets	3,940	4,932	9,814	13,479	20,149	23,887	27,667	28,088	44,514	43,120
Total Assets	$164,082	$236,833	$347,829	$442,997	$553,453	$672,252	$773,451	$846,400	$1,496,827	$1,590,206
Liabilities										
Deposits	$135,857	$195,688	$278,434	$335,514	$462,287	$568,893	$628,515	$630,936	$1,129,380	$1,248,230
FHLB Borrowings	1,040	9,675	22,933	14,588	6,333	0	30,000	52,000	105,000	50,000
Repurchase Agreements and Fed Funds Purchased	11,078	13,452	25,054	38,454	23,983	32,139	38,064	76,408	98,802	112,163
Trust Preferred	0	0	0	0	0	0	0	0	0	0
Subordinated Debt	0	0	0	0	0	0	0	0	12,150	12,150
Total Borrowings	12,118	23,127	47,987	53,042	30,316	32,139	68,064	128,408	215,952	174,313
Other Liabilities	585	886	1,380	1,429	2,316	6,256	3,956	5,890	9,124	22,415
Total Liabilities	148,560	219,701	327,801	389,985	494,919	607,288	700,535	765,234	1,354,456	1,444,958
Equity										
Preferred Equity	0	0	0	0	0	0	0	0	36,312	36,458
Common Equity	15,145	16,943	19,636	52,741	58,436	65,584	73,169	80,582	103,707	107,693
Net Unrealized Gain	377	189	392	271	98	-620	-253	584	2,352	1,097
Total Equity	15,522	17,132	20,028	53,012	58,534	64,964	72,916	81,166	142,371	145,248
Total Liabilities and Equity	$164,082	$236,833	$347,829	$442,997	$553,453	$672,252	$773,451	$846,400	$1,496,827	$1,590,206
Balance Sheet Analysis (%)										
Loans/ Deposits	86.7	93.1	85.1	94.6	89.9	96.5	99.6	113.6	112.1	105.2
NPAs + 90 Days PD/ Total Assets	0.01	0.01	0.24	0.09	0.03	0.07	0.26	0.63	1.76	2.14
Reserves/ Loans	0.97	1.16	1.17	1.16	1.02	1.09	1.18	1.12	1.45	1.50
Annualized Growth Rates (%)										
Asset Growth Rate	44.93	44.34	46.87	27.36	24.93	21.47	15.05	9.43	76.85	73.64
Loans Held For Investment Growth Rate	84.35	54.82	29.96	34.06	30.86	32.18	13.94	14.53	76.60	65.19
Deposit Growth Rate	49.31	44.04	42.28	20.50	37.78	23.06	10.48	0.39	79.00	78.72

34

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	For the Twelve Months Ended December 31,									LTM June 30,
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Total Interest Income	$10,501	$14,121	$16,661	$18,403	$24,195	$36,726	$50,318	$57,077	$65,657	$78,147
Total Interest Expense	4,549	5,998	5,170	3,953	4,328	8,008	17,880	23,729	23,676	26,225
Net Interest Income	5,952	8,123	11,491	14,450	19,867	28,718	32,438	33,348	41,981	51,922
Loan Loss Provision	581	979	843	1,175	675	1,843	1,745	1,643	3,979	5,729
Service Charges on Deposits	350	704	1,038	1,216	1,255	1,153	1,386	1,491	2,410	2,952
Gain/ Loss on Sale of Loans	0	148	491	671	952	1,245	1,114	1,036	426	805
BOLI Revenue	0	0	85	250	385	401	406	455	466	463
Other Noninterest Income	72	114	209	402	708	920	816	2,198	1,062	1,242
Total Noninterest Income	422	966	1,823	2,539	3,300	3,719	3,722	5,180	4,364	5,462
Gain/ Loss on Sale of Securities	(71)	358	337	311	453	279	124	6	2	1,529
Compensation and Benefits	2,445	3,449	4,505	5,847	8,204	10,503	12,230	14,167	16,728	19,791
Occupancy & Equipment	890	1,220	1,648	2,111	2,655	3,470	3,835	4,829	5,424	6,943
Marketing Expense	108	144	197	244	280	473	587	465	1,054	1,416
Professional Fees	NA	NA	NA	160	434	759	801	611	1,054	2,023
Data Processing	253	349	488	555	652	769	1,236	1,231	1,622	2,001
Amortization of Intangibles	0	0	0	0	0	0	0	0	62	185
Foreclosed & Repo	0	0	0	0	0	0	0	0	0	161
Other Noninterest Expense	968	1,283	1,745	2,090	2,727	2,986	3,135	3,618	4,873	7,423
Total Noninterest Expense	4,664	6,445	8,583	11,007	14,952	18,960	21,824	24,921	30,817	39,943
Net Income Before Taxes	1,058	2,023	4,225	5,118	7,993	11,913	12,715	11,970	11,551	13,241
Income Taxes	0	269	1,558	1,903	2,906	4,369	4,690	4,269	4,123	4,593
Net Income	1,058	1,754	2,667	3,215	5,087	7,544	8,025	7,701	7,428	8,648
Preferred Dividends	0	0	0	0	0	0	0	0	177	1,349
Net Income Available to Common	$1,058	$1,754	$2,667	$3,215	$5,087	$7,544	$8,025	$7,701	$7,251	$7,299
Earnings per Share	$0.20	$0.31	$0.46	$0.42	$0.48	$0.70	$0.74	$0.71	$0.62	$0.59

35

Non- GAAP Financial Measures

Tangible common equity and tangible book value per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible common equity by excluding the balance of intangible assets from common stockholders' equity. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholder's equity by common shares outstanding. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity and tangible book value per share to the GAAP measures of common stockholder's equity and book value per share is set forth below.

	Six months ended June 30		Year ended December 31,				
(dollars in thousands except per share data)	**2009**	**2008**	**2008**	**2007**	**2006**	**2005**	**2004**
Common stockholders' equity	$108,790	$84,213	$106,059	$81,166	$72,916	$64,964	$58,534
Less: Intangible assets	4,392	213	2,533	236	255	168	-
Tangible common equity	$104,398	$84,000	$103,526	$80,930	$72,661	$64,796	$58,534
Book value per share	$8.52	$7.78	$8.34	$7.59	$6.99	$6.32	$5.80
Less: Tangible book value per share	8.18	7.76	8.14	7.57	6.97	6.31	5.80
Intangible assets per share	$0.34	$0.02	$0.20	$0.02	$0.02	$0.01	-

36